UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 8, 2009
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	33-36383	94-2723335

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Prospect Street, Suite 301, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(858) 456-6022
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     As previously announced, PICO Holdings, Inc.’s wholly-owned subsidiary, UCP, LLC (“UCP”), acquired a defaulted note at a significant discount to the original principal amount on August 7, 2009. UCP foreclosed on the property and acquired title to the property, free and clear, on September 8, 2009.
     UCP’s press release is attached as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 7.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
99.1	Press release of UCP, LLC dated September 8, 2009 announcing acquisition of East Garrison master-planned community.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.

Date: September 9, 2009	By:	/s/ James F. Mosier
James F. Mosier
General Counsel and Secretary

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